SEVERANCE AGREEMENT
                               AND GENERAL RELEASE

     This SEVERANCE AGREEMENT AND GENERAL RELEASE ("Agreement") of claims, dated December ____, 1998, is entered into by and among Harvest Restaurant Group, Inc. (the "Company"), Hartan, Inc., a Texas corporation that is a wholly-owned subsidiary of the Company ("Hartan"), their predecessors, successors, subsidiaries, including affiliates, assigns and past, present or future officers, directors, agents, attorneys, and employees, including the officers and directors of their successors and assigns (hereinafter collectively referred to as "Releasees"), on the one hand, and William J. Gallagher ("Employee"), on the other hand.

                                R E C I T A L S:

     WHEREAS, Employee for a time was employed by and served the Company as an officer and director;

     WHEREAS, pursuant to the terms of that certain Amended and Restated Agreement and Plan of Merger (the "Merger Agreement") by and among the Company, Hartan, and TRC Acquisition Corporation, a Georgia corporation ("TRC"), TRC will merge with and into Hartan, with Hartan to be the surviving corporation in the merger, and thereby become a wholly-owned subsidiary of the Company;

     WHEREAS, in accordance with the terms of the Merger Agreement, Employee has agreed to resign from his positions with the Company, Hartan, and all of their subsidiaries, including, but not limited to, Harvest Restaurants, Inc., Cluckers Restaurants, Inc., Harvest Rotisserie on Tezel, Inc., and Red Line Food Court, Inc. in exchange for the consideration set forth herein; and,

     WHEREAS, the parties wish to preserve the good will which exists between them, and to settle all disputes which may exist between them.

     NOW, THEREFORE, in consideration of the mutual promises contained herein, and for other good and sufficient consideration, receipt of which is hereby acknowledged, the parties agree as follows:

                                       1.

     Employee hereby resigns his employment with the Company, Hartan, and all of their subsidiaries, including, but not limited to, Harvest Restaurants, Inc. ("Harvest Restaurants"), Cluckers Restaurants, Inc. ("Cluckers"), Harvest Rotisserie on Tezel, Inc. ("Tezel"), and Red Line Food Court, Inc. ("Red Line") effective December ____, 1998 (hereinafter referred to as the "separation date"). After the separation date, Employee will have no right to further employment with the Company, Hartan, Harvest Restaurants, Cluckers, Tezel, Red Line, or any of their subsidiaries; he shall not apply for re-employment with the Company, Hartan, Harvest Restaurants, Cluckers, Tezel, Red Line, or any of their subsidiaries; and none of the Company, Hartan, Harvest Restaurants, Cluckers, Tezel, Red Line, or any of their subsidiaries will have any obligation to employ him. Pursuant to the Amended and Restated Agreement and Plan of Merger by and among the Company, Hartan, and TRC, Employee may serve on the Board of Directors of the Company should he be elected to the Board of Directors and agree to serve.

                                       2.

     As consideration for the foregoing, Employee shall receive from Company the following:

     (1) A promissory note, in substantially in the form of Exhibit A attached hereto (the "$50,000 Note"), evidencing the obligation of the Company to pay Employee a severance payment of $50,000, to be paid in installments on the following schedule:

          (a) the Company will pay Employee a consulting fee of $10,000 in the first week of January, 1999;

          (b) the Company will pay Employee a consulting fee of $10,000 in the first week of February, 1999;

          (c) the Company will pay Employee a fee of $30,000 on the earlier to occur of: (i) the date on which the Company receives the final $2,000,000 installment of funding from the holder of the Company's Series D Convertible Preferred Stock; (ii) the date on which the sale of the Tezel Property (defined below) is completed; or (iii) June 30, 1999.

     (2) A promissory note, in substantially the form of Exhibit B attached hereto (the "$150,000 Note"), evidencing the obligation of the Company to pay Employee a severance payment of $150,000, to be paid on the earlier of: (i) March 1, 1999, or (ii) the date on which the sale of the Tezel Property (defined below) is completed.

     (3) A deed of trust, securing both the $50,000 Note and the $150,000 Note, on the Tezel Property in substantially the form of Exhibit C attached hereto (the "Deed of Trust"). The "Tezel Property" is defined as being that property described on Exhibit A to the Deed of Trust.

     (4) Certain furnishings and personal effects that are listed on Exhibit D attached hereto.

                                       3.


     Except for certain indemnification obligations of TRC, its successors and assigns set forth in Section 10.2 of the Merger Agreement, Employee hereby forever fully releases, remises, acquits, and discharges Releasees and covenants not to sue or otherwise institute or cause to be instituted or in any way participate in (except at the request of the Company) legal or administrative proceedings against Releasees with respect to any matter whatsoever, including but not limited to any matter arising out of or connected with his employment with the Company or the termination of that employment including any and all liabilities, claims, demands, contracts, debts, obligations, and causes of action of every nature, kind, and description, in law, equity, or otherwise, whether or not now known or ascertained, which heretofore do or may exist.

                                       4.

     Employee waives any rights he may have had or now has to pursue any and all remedies available to him under any cause of action against any of the Releasees, including but not limited to any matter arising out of or connected with his employment with the Company, including without limitation, claims of wrongful discharge, emotional distress, defamation, breach of contract, breach of the covenant of good faith and fair dealing, the Employee Retirement Income Security Act, and any other laws and regulations relating to employment, including any and all employment laws of the state of Texas. Employee further acknowledges and expressly agrees that he is waiving any and all rights he may have had or now has to pursue any claim of discrimination, including but not limited to, any claim of discrimination based on sex, age, race, national origin, disability, or on any other basis, under Title VII of the Civil Rights Act of 1964, the Americans with Disabilities Act of 1990, the Equal Pay Act of 1963, the Age Discrimination in Employment Act of 1967, the Civil Rights Act of 1866, any other analogous law of the state of Texas, and all other laws and regulations relating to employment.

                                       5.

     Upon execution of this Agreement, the only payments and benefits that Employee is entitled to receive from the Company are those specified in this Agreement.

                                       6.

     This Agreement supersedes the January 1, 1998 Employment Agreement between the parties and any other agreements regarding Employee's employment with or furnishing consulting services to the Company and any of its subsidiaries, including any agreements with TRC regarding employment or consulting services (including, but not limited to, a letter agreement dated July 8, 1998 between TRC and Employee), and that Employment Agreement and those other agreements regarding Employee's employment with or furnishing consulting services to the Company or any of its subsidiaries are hereby terminated.

                                       7.

     Employee agrees to maintain in strict confidence and not to use or disclose any Trade Secrets of the Company at any time, for so long as the information remains a Trade Secret. As provided by Georgia statutes, "Trade Secret" shall mean any information (including, but not limited to, technical or non-technical data, a formula, a pattern, a compilation, a program, a device, a method, a technique, a drawing, a process, financial data, financial plans, product plans, or a list of actual or potential customers) that: (i) derives economic value, actual or potential, from not being generally known to, and not being readily ascertainable by proper means by, other persons who can obtain economic value from its disclosure or use; and (ii) is the subject of efforts that are reasonable under the circumstances to maintain its secrecy.

                                       8.

     In addition, Employee agrees to maintain in strict confidence and not to use or disclose any Confidential Information of the Company for a period of twelve (12) months from the date of this Agreement. "Confidential Information" shall mean any internal, non-public information (other than Trade Secrets already addressed above) concerning the Company's financial position and results of operations (including revenues, margins, assets, net income, etc.); pricing structure; annual and long-range business plans; product or service plans; marketing plans and methods; training, educational and administrative manuals; customer and supplier information and purchase histories; and employee lists. The provisions of Sections 7 and 8 above shall be sufficient to protect Trade Secrets and Confidential Information of third parties provided to the Company under an obligation of secrecy.

                                       9.

     If any provision of this Agreement is found to be unenforceable, it shall not affect the enforceability of the remaining provisions and the Court shall enforce all remaining provisions to the extent permitted by law.

                                      10.

     This  Agreement  shall  bind  and  benefit  Employee's  heirs,   executors,
administrators, successors, assigns, and each of them; it shall also bind and benefit the Company and its successors and assigns.

                                      11.

     This Agreement shall be deemed to have been entered into in the state of Texas and shall be construed and interpreted in accordance with the laws of that state.

                                      12.

     Any notice Employee is required to provide to the Company pursuant to this Agreement shall be made via certified mail, return receipt requested or Federal Express, signature required, in the manner set forth below. Notice will be effective upon the date of receipt by the Company. In addition, Employee shall send a copy of the notice to Wade H. Stribling, Esq., at the address listed below, at the same time and by the same method of delivery as to the Company. However, the copy to Mr. Stribling shall not constitute notice to the Company.

NOTICE TO COMPANY:        Mr. Clyde E. Culp, III
                          2662 Holcomb Bridge Road
                          Suite 320
                          Alpharetta, Georgia  30022


COPY TO MR. STRIBLING:    Wade H. Stribling, Esq.
                          Nelson Mullins Riley & Scarborough, L.L.P.
                          First Union Plaza
                          Suite 1400
                          999 Peachtree Street, N.E.
                          Atlanta, Georgia 30309

                                      13.

     The parties have read and understand the foregoing Agreement, and they affix their signatures hereto voluntarily and without coercion. Employee further acknowledges that he has been advised to consult with an attorney of his own choosing concerning the waivers contained in and the terms of this Agreement, and that the waivers he has made and the terms he has agreed to herein are knowing, conscious, and with full appreciation that he is forever foreclosed from pursuing any of the rights so waived




        [The remainder of this page has been left blank intentionally.] .

                                             Employee:


Dated:                        , 1998         /s/ William J. Gallagher
      -----------------------                -----------------------------------
                                             William J. Gallagher


                                             Harvest Restaurant Group, Inc.



Dated:                        , 1998         By: /s/ Joe Fazzone
      -----------------------                  ---------------------------------
                                               Name: Joe Fazzone
                                               Title:  CFO


                                             Hartan, Inc.



Dated:                        , 1998         By: /s/ Joe Fazzone
       ----------------------                  ---------------------------------
                                               Name: Joe Fazzone
                                               Title:  Secretary

                                    EXHIBIT A
                                    ---------


                              REAL ESTATE LIEN NOTE
                              ---------------------

Date:               December      , 1998

Maker:              Harvest Restaurant Group, Inc. and Hartan, Inc.

Payee:              William J. Gallagher

Place for Payment:  1250 NE Loop 410, Ste. 335, San Antonio, Bexar County, Texas
                    78209

Principal Amount:   FIFTY THOUSAND AND NO/100 DOLLARS ($50,000.00)

Annual Interest Rate on Unpaid
Principal from Date of Funding:      Zero Percent (0.00%) per annum.

Annual Interest Rate on Matured, Unpaid Amounts:

     All matured and unpaid principal and interest shall bear interest at the maximum rate of interest permitted by applicable United States Federal or Texas State Law (to the extent not pre-empted by federal law, if any) as may be applicable to this Note.

Terms of Payment (principal and interest):

     One payment of principal in the amount of $10,000.00 shall be due and payable (i) on January 4, 1999 and (ii) on February 1, 1999. Thereafter, the unpaid principal balance of this Note shall be due and payable on the earlier to occur of (i) the sale by Maker of the property described on Exhibit "A" attached hereto and made a part hereof for all purposes or (ii) the Final Funding (as defined below), but in no event later than June 30, 1999. For purposes hereof, the sale of the property means the closing and funding and the receipt by Maker from the purchaser of the sales proceeds. The "Final Funding" shall mean the receipt by Maker of the funds described in Section 1.2.1(d) of the Amended and Restated Agreement and Plan of Merger by and among Harvest Restaurant Group, Inc., Hartan, Inc. and TRC Acquisition Corporation, dated as of December ___ , 1998.

Security for Payment:

     Payment of this Note is secured by a Deed of Trust to ROBERT A. ROSENTHAL, Trustee, covering certain property set out and described on Exhibit "A" attached hereto and made a part hereof for all purposes.

Maker promises to pay to the order of Payee at the place for payment and according to the terms of payment the principal amount plus interest at the rates stated above. All unpaid amounts shall be due by the final scheduled payment date.

For purposes of the Note, (i) Grantor shall be in default for failure to make a payment hereunder if Grantor does not make such payment within five (5) days after Grantor receives written notice advising Grantor that Beneficiary has failed to receive Grantor's payment as and when the same became due and (ii) Grantor shall be in default under any of the terms of the Deed of Trust or any other Loan Documents if, within twenty (20) days after Grantor's receipt of written notice from Beneficiary advising Grantor of the terms which are in violation, Grantor has not fulfilled or satisfied such terms (the number of days set forth in (i) and (ii) above referred to as the "Cure Period"). For purposes of this subparagraph "written notice" means notice as described in the Deed of Trust as well as notice by facsimile transmission which shall be deemed received upon Beneficiary's receipt of written confirmation to that effect.

On default in the payment of this Note or in the performance of any obligation described herein or in any instrument securing or collateral to it (collectively the "Loan Documents"), this Note and all obligations in all instruments securing or collateral to it shall become immediately due at the election of Payee. Maker and each surety, endorser, and guarantor waive all demands for payment, presentations for payment, notices of intention to accelerate maturity, notice of acceleration, protests, and notices of protest.

If this Note or any instrument securing or collateral to it is given to an attorney for collection or enforcement, or if suit is brought for collection or enforcement, or if it is collected or enforced through probate, bankruptcy, or other judicial proceeding, then Maker shall pay Payee reasonable attorney's fees of at least twelve percent (12.0%) on the amount of principal and interest then owing.

Nothing in this Note shall authorize the collection of interest in excess of the highest rate allowed by law.

Maker reserves the right to prepay this Note in any amount at any time prior to maturity without penalty. Prepayments shall be applied toward the payment of the installments of principal last maturing hereon, but interest shall immediately cease upon amounts of principal prepaid hereon.

Each Maker, if there is more than one, is responsible for the entire amount of this Note.

The terms Maker and Payee and other nouns and pronouns include the plural if more than one. The terms Maker and Payee also include their respective heirs, personal representatives, and assigns.

The failure of any holder hereof to exercise its rights hereunder upon any act or acts of default shall not act as a waiver thereof, nor as a waiver of any subsequent act or acts of default.

The Maker warrants and represents to the Payee and all other holders of this Note that all loans evidenced by this Note are and will be for business, commercial, investment or other similar purposes and not primarily for personal, family, household or agricultural use, as such terms are used in Chapter One of Title 79, Texas Revised Civil Statutes, 1925, as amended.

The Payee reserves the right, in its sole discretion, with notice to the Maker or any other person, to sell participations or assign its interest, or both, in all or any part of this Note or any loan evidenced by this Note.

This Note and the Loan Documents embody the entire agreement and understanding between the Payee and the Maker and other parties with respect to the loans to be evidenced by this Note and supersede all prior conflicting or inconsistent agreements, consents and understandings relating to such subject matter. The Maker acknowledges and agrees that there are no oral agreements between the Maker and the Payee which have not been incorporated in this Note and the Loan Documents.

This Note shall be governed by and construed in accordance with applicable law. Since it is the intention of the parties hereto to strictly conform to the applicable usury laws, all agreements between Maker and Payee, whether now existing or hereafter arising and whether written or oral, are hereby expressly limited so that in no event, whether by reason of acceleration of maturity of this Note or otherwise, shall the amount paid or agreed to be paid to the Payee for the use, forbearance or detention of money hereunder or otherwise exceed the maximum amount permissible under applicable law. If the applicable law is ever revised, repealed or judicially interpreted so as to render usurious any consideration called for, contracted for, charged, taken, reserved or received with respect to this Note, the security documents, the loan evidenced by this Note, or any other agreement between the parties or their affiliates, or if the fulfillment of any provision hereof or any note, deed of trust, loan agreement, or other document, evidencing or securing the indebtedness evidenced hereby, at the time of performance of such provision shall be due, shall involve transcending the limit of validity prescribed by law, then ipso facto the obligation to be fulfilled shall be reduced to the limit of such validity; and if Lender shall ever receive anything of value deemed interest under applicable law which would exceed interest at the highest lawful rate, an amount equal to any excess of interest shall be applied to the reduction of the principal amount owing on this Note or amounts owed pursuant to other loan documents and not to the payment of interest, or if such excess of interest exceeds the unpaid balance of principal of this Note or amounts owed pursuant to other loan documents, such excess shall be refunded to the Maker. All interest paid or agreed to be paid to Payee shall, to the extent permitted by applicable law, be amortized, prorated, allocated, and spread throughout the full stated term
(including any renewal or extension) of such indebtedness or until payment in full, whichever is longer, so that the amount of interest on account of such indebtedness does not exceed the maximum permitted by applicable law. The provision of this paragraph shall control all existing and future agreements between Maker and Payee.

THIS LOAN IS PAYABLE IN FULL AT MATURITY. MAKER MUST REPAY THE ENTIRE PRINCIPAL BALANCE OF THIS LOAN AND UNPAID INTEREST THEN DUE. THE PAYEE IS UNDER NO OBLIGATION TO REFINANCE THE LOAN AT THAT TIME. MAKER WILL, THEREFORE, BE REQUIRED TO MAKE PAYMENT OUT OF OTHER ASSETS THAT MAKER MAY OWN, OR MAKER WILL HAVE TO FIND A LENDER, WHICH MAY BE THE PAYEE MAKER HAS THIS LOAN WITH, WILLING TO LEND MAKER THE MONEY. IF MAKER REFINANCES THIS LOAN AT MATURITY MAKER MAY HAVE TO PAY SOME OR ALL OF THE CLOSING COSTS NORMALLY ASSOCIATED WITH A NEW LOAN EVEN IF MAKER OBTAINS REFINANCING FROM THE SAME PAYEE. THE PAYEE MAY CONSIDER AN APPLICATION TO REFINANCE THE PRINCIPAL BALANCE AT THE TIME PAYMENT IS DUE ON THE SAME BASIS AS ALL OTHER NEW MORTGAGE LOAN APPLICATIONS.

MAKER:

HARTAN, INC.                                HARVEST RESTAURANT GROUP, INC.


By: /s/ William Gallagher                   By: /s/ William Gallagher
Name: William Gallagher                     Name: William Gallagher
Title: CEO                                  Title: CEO

                                    EXHIBIT A

                              PROPERTY DESCRIPTION
                              --------------------

Lot 4, Block 1, New City Block 18829, Great Northwest, Unit 91-A, an addition to the City of San Antonio, Bexar County, Texas, according to the map or plat thereof, recorded in Volume 9516, Page 108, Deed and Plat Records of Bexar County, Texas.

                                    EXHIBIT B
                                    ---------


                              REAL ESTATE LIEN NOTE
                              ---------------------

Date:               December      , 1998

Maker:              Harvest Restaurant Group, Inc. and Hartan, Inc.

Payee:              William J. Gallagher

Place for Payment:  1250 NE Loop 410, Ste. 335, San Antonio, Bexar County, Texas
                    78209

Principal Amount:   ONE HUNDRED FIFTY THOUSAND AND NO/100 DOLLARS ($150,000.00)

Annual Interest Rate on Unpaid
Principal from Date of Funding:     Zero Percent (0.00%) per annum.

Annual Interest Rate on Matured, Unpaid Amounts:

     All matured and unpaid principal and interest shall bear interest at the maximum rate of interest permitted by applicable United States Federal or Texas State Law (to the extent not pre-empted by federal law, if any) as may be applicable to this Note.

Terms of Payment (principal and interest):

     The unpaid principal balance of this Note shall be due and payable on the earlier to occur of (i) March 1, 1999 or (ii) the sale by Maker of the property described on Exhibit "A" attached hereto and made a part hereof for all purposes. For purposes of this Note, the sale of the property means the closing and funding, and the receipt by Maker from the purchaser of the sales proceeds.

Security for Payment:

     Payment of this Note is secured by a Deed of Trust to ROBERT A. ROSENTHAL, Trustee, covering certain property set out and described on Exhibit "A" attached hereto and made a part hereof for all purposes.

Maker promises to pay to the order of Payee at the place for payment and according to the terms of payment the principal amount plus interest at the rates stated above. All unpaid amounts shall be due by the final scheduled payment date.

For purposes of the Note, (i) Grantor shall be in default for failure to make a payment hereunder if Grantor does not make such payment within five (5) days after Grantor receives written notice advising Grantor that Beneficiary has failed to receive Grantor's payment as and when the same became due and (ii) Grantor shall be in default under any of the terms of the Deed of Trust or any other Loan Documents if, within twenty (20) days after Grantor's receipt of written notice from Beneficiary advising Grantor of the terms which are in violation, Grantor has not fulfilled or satisfied such terms (the number of days set forth in (i) and (ii) above referred to as the "Cure Period"). For purposes of this subparagraph "written notice" means notice as described in the Deed of Trust as well as notice by facsimile transmission which shall be deemed received upon Beneficiary's receipt of written confirmation to that effect.

On default in the payment of this Note or in the performance of any obligation described herein or in any instrument securing or collateral to it (collectively the "Loan Documents"), this Note and all obligations in all instruments securing or collateral to it shall become immediately due at the election of Payee. Maker and each surety, endorser, and guarantor waive all demands for payment, presentations for payment, notices of intention to accelerate maturity, notice of acceleration, protests, and notices of protest.

If this Note or any instrument securing or collateral to it is given to an attorney for collection or enforcement, or if suit is brought for collection or enforcement, or if it is collected or enforced through probate, bankruptcy, or other judicial proceeding, then Maker shall pay Payee reasonable attorney's fees of at least twelve percent (12.0%) on the amount of principal and interest then owing.

Nothing in this Note shall authorize the collection of interest in excess of the highest rate allowed by law.

Maker reserves the right to prepay this Note in any amount at any time prior to maturity without penalty. Prepayments shall be applied toward the payment of the installments of principal last maturing hereon, but interest shall immediately cease upon amounts of principal prepaid hereon.

Each Maker, if there is more than one, is responsible for the entire amount of this Note.

The terms Maker and Payee and other nouns and pronouns include the plural if more than one. The terms Maker and Payee also include their respective heirs, personal representatives, and assigns.

The failure of any holder hereof to exercise its rights hereunder upon any act or acts of default shall not act as a waiver thereof, nor as a waiver of any subsequent act or acts of default.

The Maker warrants and represents to the Payee and all other holders of this Note that all loans evidenced by this Note are and will be for business, commercial, investment or other similar purposes and not primarily for personal, family, household or agricultural use, as such terms are used in Chapter One of Title 79, Texas Revised Civil Statutes, 1925, as amended.

The Payee reserves the right, in its sole discretion, with notice to the Maker or any other person, to sell participations or assign its interest, or both, in all or any part of this Note or any loan evidenced by this Note.

This Note and the Loan Documents embody the entire agreement and understanding between the Payee and the Maker and other parties with respect to the loans to be evidenced by this Note and supersede all prior conflicting or inconsistent agreements, consents and understandings relating to such subject matter. The Maker acknowledges and agrees that there are no oral agreements between the Maker and the Payee which have not been incorporated in this Note and the Loan Documents.

This Note shall be governed by and construed in accordance with applicable law. Since it is the intention of the parties hereto to strictly conform to the applicable usury laws, all agreements between Maker and Payee, whether now existing or hereafter arising and whether written or oral, are hereby expressly limited so that in no event, whether by reason of acceleration of maturity of this Note or otherwise, shall the amount paid or agreed to be paid to the Payee for the use, forbearance or detention of money hereunder or otherwise exceed the maximum amount permissible under applicable law. If the applicable law is ever revised, repealed or judicially interpreted so as to render usurious any consideration called for, contracted for, charged, taken, reserved or received with respect to this Note, the security documents, the loan evidenced by this Note, or any other agreement between the parties or their affiliates, or if the fulfillment of any provision hereof or any note, deed of trust, loan agreement, or other document, evidencing or securing the indebtedness evidenced hereby, at the time of performance of such provision shall be due, shall involve transcending the limit of validity prescribed by law, then ipso facto the obligation to be fulfilled shall be reduced to the limit of such validity; and if Lender shall ever receive anything of value deemed interest under applicable law which would exceed interest at the highest lawful rate, an amount equal to any excess of interest shall be applied to the reduction of the principal amount owing on this Note or amounts owed pursuant to other loan documents and not to the payment of interest, or if such excess of interest exceeds the unpaid balance of principal of this Note or amounts owed pursuant to other loan documents, such excess shall be refunded to the Maker. All interest paid or agreed to be paid to Payee shall, to the extent permitted by applicable law, be amortized, prorated, allocated, and spread throughout the full stated term
(including any renewal or extension) of such indebtedness or until payment in full, whichever is longer, so that the amount of interest on account of such indebtedness does not exceed the maximum permitted by applicable law. The provision of this paragraph shall control all existing and future agreements between Maker and Payee.

THIS LOAN IS PAYABLE IN FULL AT MATURITY. MAKER MUST REPAY THE ENTIRE PRINCIPAL BALANCE OF THIS LOAN AND UNPAID INTEREST THEN DUE. THE PAYEE IS UNDER NO OBLIGATION TO REFINANCE THE LOAN AT THAT TIME. MAKER WILL, THEREFORE, BE REQUIRED TO MAKE PAYMENT OUT OF OTHER ASSETS THAT MAKER MAY OWN, OR MAKER WILL HAVE TO FIND A LENDER, WHICH MAY BE THE PAYEE MAKER HAS THIS LOAN WITH, WILLING TO LEND MAKER THE MONEY. IF MAKER REFINANCES THIS LOAN AT MATURITY MAKER MAY HAVE TO PAY SOME OR ALL OF THE CLOSING COSTS NORMALLY ASSOCIATED WITH A NEW LOAN EVEN IF MAKER OBTAINS REFINANCING FROM THE SAME PAYEE. THE PAYEE MAY CONSIDER AN APPLICATION TO REFINANCE THE PRINCIPAL BALANCE AT THE TIME PAYMENT IS DUE ON THE SAME BASIS AS ALL OTHER NEW MORTGAGE LOAN APPLICATIONS.

                                         MAKER:

                                         HARVEST RESTAURANT GROUP, INC.


                                         By: /s/ William Gallagher
                                         Name: William Gallagher
                                         Title: CEO


                                         HARTAN, INC.


                                         By: /s/ William Gallagher
                                         Name: William Gallagher
                                         Title:CEO

                                    EXHIBIT A

                              PROPERTY DESCRIPTION
                              --------------------

Lot 4, Block 1, New City Block 18829, Great Northwest, Unit 91-A, an addition to the City of San Antonio, Bexar County, Texas, according to the map or plat thereof, recorded in Volume 9516, Page 108, Deed and Plat Records of Bexar County, Texas.

                                    EXHIBIT C
                                    ---------

                        HARVEST RESTAURANT GROUP, INC. to
                              WILLIAM J. GALLAGHER

                                  DEED OF TRUST

THE STATE OF TEXAS          ss.
                            ss.        KNOW ALL MEN BY THESE PRESENTS:
COUNTY OF BEXAR             ss.

     THAT HARVEST RESTAURANT GROUP, INC., of BEXAR COUNTY, TEXAS (the "Grantor"), for the purpose of securing the indebtedness hereinafter described, and in consideration of the sum of TEN DOLLARS ($10.00) to him in hand paid by the Trustee hereinafter named, the receipt of which is hereby acknowledged, and for the further consideration of the uses, purposes and trusts, hereinafter set forth has GRANTED, SOLD and CONVEYED, and by these presents does GRANT, SELL and CONVEY unto ROBERT A. ROSENTHAL, Trustee, of Bexar County, Texas, and his substitutes or successors, all of the following described property (the "Land") situated in BEXAR COUNTY, TEXAS, to wit:

     See Exhibit "A" attached hereto and made a part hereof for all purposes,

and all improvements (the "Improvements") now or hereafter situated thereon, inclusive of all goods which are or are to become fixtures now or hereafter located in and about such improvements, including, without limitation, all heating, air-conditioning, ventilating, plumbing, electrical fixtures, and wiring, replacements thereof and additions thereto, all of which Grantor represents and agrees are and will be a part of and affixed to said land, as well as all rights which are appurtenant (the Land and the Improvements collectively referred to as the "Property").

TO HAVE AND TO HOLD the above described property, together with the rights, privileges and appurtenances thereto belonging unto the said Trustee, and to his substitutes or successors forever. And Grantor does hereby bind himself, his heirs, executors, administrators and assigns to warrant and forever defend the said premises unto the said Trustee, his substitutes or successors and assigns forever, against the claim, or claims, of all persons claiming by, through or under Grantor or to claim the same or any part thereof.

This conveyance, however, is made in TRUST to secure the payment of two (2) certain Real Estate Lien Notes (the "Notes") of even date herewith in the principal sum of (i) ONE HUNDRED FIFTY THOUSAND AND 00/100 DOLLARS ($150,000.00) and (ii) FIFTY THOUSAND AND NO/100 DOLLARS ($50,000.00), each executed by Hartan, Inc. and Grantor, payable to the order of WILLIAM J. GALLAGHER, in the City of San Antonio, Bexar County, Texas, as therein provided; bearing interest as therein stipulated, providing for acceleration of maturity and for attorneys fees, as well as (i) all renewals, extensions, modifications and rearrangements of and substitutions for the Notes, (ii) any and all sums, together with interest accruing thereon as herein provided, which may be advanced by Beneficiary to and/or owed by Grantor or Hartan, Inc. under and pursuant to the terms of this instrument and (iii) all obligations and indebtedness of Grantor or any other person or entity under any document or instrument now or hereafter evidencing or securing payment or performance of all or any part of the Notes (the Notes and the indebtedness described in items (i), (ii) and (iii) above sometimes referred to as the "Indebtedness").

For purposes of the Note, (i) Grantor shall be in default for failure to make a payment hereunder if Grantor does not make such payment within five (5) days after Grantor receives written notice advising Grantor that Beneficiary has failed to receive Grantor's payment as and when the same became due and (ii) Grantor shall be in default under any of the terms of the Deed of Trust or any other Loan Documents if, within twenty (20) days after Grantor's receipt of written notice from Beneficiary advising Grantor of the terms which are in violation, Grantor has not fulfilled or satisfied such terms (the number of days set forth in (i) and (ii) above referred to as the "Cure Period"). For purposes of this subparagraph "written notice" means notice as described in the Deed of Trust as well as notice by facsimile transmission which shall be deemed received upon Beneficiary's receipt of written confirmation to that effect.

Should Grantor do and perform all of the covenants and agreements herein contained and make prompt payment of the indebtedness hereby secured as the same shall become due and payable, then this conveyance shall become null and void and of no further force and effect, and the liens herein and hereby created shall at Grantor's expense be released by the owner and holder thereof (hereinafter called "Beneficiary", whether one or more).

The Grantor covenants and agrees as follows:

     (a) To the best of Grantor's knowledge, that it is lawfully seized of said property, and has the right to convey the same; that said property is free from all liens and encumbrances, except as herein provided.

     (b) To protect the title and possession of said property to the extent Grantor owns the property and to pay when due all taxes and assessments now existing or hereafter levied or assessed upon said property, or the interest therein created by this instrument, and to the extent this lien is a first lien, to preserve and maintain the liens hereby created as first and prior liens on said property including any improvements hereafter made a part of the realty.

     (c) To keep the improvements on said property in good repair and condition (normal wear and tear excepted) and not to permit or commit any waste thereof and to keep said buildings occupied so as not to impair the insurance carried thereon.

     (d) To obtain and maintain an insurance policy with coverage including fire, extended coverage, including windstorm coverage, vandalism and malicious mischief, and any other hazard or hazards as may reasonably be required from time to time by Beneficiary, upon all improvements now standing or hereafter created upon said property, from the date of this Deed of Trust until the indebtedness secured herein is paid in full, said insurance to be in an amount at least equal to one hundred percent (100%) of the replacement costs of the improvements when issued and renewed in such form and with such Insurance Company or Companies as may be reasonably approved by Beneficiary and to deliver to Beneficiary the notices of such insurance having attached thereto a standard mortgage clause to protect Beneficiary; to deliver renewals of such policy or policies to Beneficiary at least ten (10) days before any such insurance policy shall expire; any proceeds which Beneficiary may receive under any such policy, or policies, may be applied by Beneficiary at its option, to reduce the indebtedness hereby secured, whether then matured or to mature in the future, and in such manner as Beneficiary may elect, or Beneficiary may permit Grantor to use said proceeds to repair or replace all improvements damaged or destroyed and covered by said policy.

     (e) To promptly and faithfully comply with, conform to, and obey all present and future judicial decisions, statutes, rulings, rules, regulations, permits, certificates or ordinances of any governmental authority in any way applicable to Grantor or the property including, but not limited to, the ownership, use, operation, occupancy, possession, maintenance, alteration, repair or reconstruction thereof, whether or not same shall necessitate structural changes in, improvements to, or interfere with the use and enjoyment of the Property.

     (f) In the event Grantor shall fail to keep the improvements on the Property hereby conveyed in good repair and condition (normal wear and tear excepted), or to pay promptly when due all taxes and assessments as aforesaid, or to preserve the prior lien of this Deed of Trust herein created on the Property herein described or to keep the buildings and improvements insured, as aforesaid, or to deliver the policy, or policies, of insurance or the renewal thereto to Beneficiary, then Beneficiary may at its option, but without being required to do so, make such repairs, pay such taxes and assessments, purchase any tax title thereon, remove any prior liens, and prosecute or defend any suits in relation to the preservation of the prior lien of this Deed of Trust herein created on the Property, or insure and keep insured the improvements thereon in an amount not to exceed that above stipulated; and any sums which may be so used and paid out by Beneficiary and all sums paid for insurance premiums, as aforesaid, including the costs, expenses and attorney's fees paid in any suit affecting the Property when necessary to protect the liens hereof, shall bear interest from the dates of such payments at the rate stated in the Notes and shall be paid by Grantor to Beneficiary upon demand, at the place at which the above-described Notes are payable, and shall be deemed a part of the debt hereby secured and recoverable as such in all respects.

     (g) That in the event of the default continues in the payment of any installment, principal or interest, of the Notes hereby secured after expiration of all applicable cure periods, in accordance with the terms hereof, or any breach of the covenants herein contained to be performed by Grantor after expiration of applicable cure periods, then and in any of such events Beneficiary may elect, Grantor hereby expressly waiving presentment and demand for payment, to declare the entire principal indebtedness hereby secured with all interest accrued thereon and all other sums hereby secured immediately due and payable, and in the event of default in the payment of said debt when due or declared due, it shall thereupon, or any time thereafter, be the duty of the Trustee, or his successor or substitute as hereinafter provided, at the request of the Beneficiary (which request is hereby conclusively presumed), to enforce this trust; and after advertising the time, place and terms of the sale of the above described and conveyed Property, then subject to the lien hereof, and mailing and filing notices as required by Section 51.002, Texas Property Code, as then amended, and otherwise complying with that statute or any subsequent statute specifying the procedure for conducting non-judicial foreclosure sales, the Trustee shall sell the above described Property, then subject to the lien hereof, at public auction in accordance with such notices on the first Tuesday in any month between the hours of ten o'clock A.M. and four o'clock P.M., but not later than three (3) hours after the time of the sale specified in the Notice of Sale, to the highest bidder for cash, selling all of the Property as an entirety or in such parcels as the Trustee acting may elect, and make due conveyance to the purchaser or purchasers, with limited warranty binding the Grantor, its heirs and assigns; and out of the money arising from such sale, the Trustee acting shall first pay all expenses of advertising said sale and making the conveyance, including a commission of five percent (5.0%) to himself, which commission shall be due and owing in addition to the Attorney's fees provided for in said Notes, and then to Beneficiary the full amount of principal, interest, Attorney's fees and other charges due and unpaid on said Notes and all other indebtedness secured hereby, rendering the balance of the sale price, if any, to Grantor, his heirs or assigns; and the recitals in the conveyance to said purchaser or purchasers shall be full and conclusive evidence of the truth of the matters therein stated, and all prerequisites to said sale shall be presumed to have been performed, and such sale and conveyance shall be conclusive against Grantor, his heirs and assigns.

It is agreed that in the event a foreclosure hereunder shall be commenced by the Trustee, or his substitute or successor, Beneficiary may at any time before the sale of the Property direct the Trustee to abandon said sale, and may then institute suit for the collection of said Notes, and for foreclosure of the liens herein created; and it is further agreed that if Beneficiary should institute suit for the collection thereof, and for a foreclosure of the liens herein created, that he may at any time before entry of final judgment in said suit dismiss the same, and require the said Trustee, his substitute or successor, to sell the Property in accordance with the power of sale herein granted.

Beneficiary shall have the right to purchase at any sale of the Property, if it is the highest bidder, and to have the amount for which the Property is sold credited on the debt then owing.

Beneficiary in any event is hereby authorized to appoint a substitute trustee, or a successor trustee, to act instead of the Trustee named herein without other formality than the designation in writing of a substitute or successor trustee, and the authority hereby conferred shall extend to the appointment of other successor and substitute trustees successively until the indebtedness hereby secured has been paid in full, or until the Property is sold hereunder and each substitute and successor trustee shall succeed to all of the rights and powers of the original trustee named herein.

In the event of a sale of the Property herein described, or any portion thereof, under the terms of the power of sale herein created, Grantor, his heirs and assigns, shall forthwith upon the making of such sale surrender and deliver possession of the Property so sold to the purchaser at such sale, and in the event of their failure to do so they shall thereupon from and after the making of such sale be, and continue as, tenants at will of such purchaser, and in the event of Grantor's failure to surrender possession of the Property upon demand, the purchaser, his heirs or assigns, shall be entitled to institute and maintain an action for forcible detainer of the Property in the Justice of the Peace Court in the Justice Precinct in which the Property, or any part thereof, is situated.

It is agreed that the lien hereby created shall take precedence over and be a prior lien to any other lien of any character (other than those liens currently on the Property), whether vendor's, materialmen's or mechanic's lien, hereafter created on the above described Property.

It is further agreed that if Grantor, its heirs, successors or assigns, while the owner of the herein described Property, should commit an act of bankruptcy, or authorize the filing of a voluntary petition in bankruptcy which is not dismissed within sixty (60) days, or should an act of bankruptcy be committed and involuntary proceedings instituted or threatened, or should the Property herein conveyed be taken over by a Receiver for Grantor, his heirs or assigns, the Notes herein described shall, at the option of Beneficiary, immediately become due and payable and the acting Trustee may then proceed to sell the same under the provisions hereof.

                                   ARBITRATION

Except  for  "Core   Proceedings"  under  the  United  States  Bankruptcy  Code,
Beneficiary and Grantor agree to submit to binding arbitration all claims, disputes and controversies between or among them, whether in tort, contract or otherwise (and their respective employees, officers, directors, attorney and other agents) arising out of or relating to in any way (i) the loan and related loan and security documents which are the subject of this Agreement and its negotiations, execution, collateralization, administration, repayment, modification, extension, substitution, formation, inducement, enforcement, default or termination; or (ii) requests for additional credit. Any arbitration proceeding will (i) proceed in San Antonio, Texas; (ii) be governed by the Federal Arbitration Act (Title 9 of the United States Code); and (iii) be conducted in accordance with the Commercial Arbitration Rules of the American Arbitration Association ("AAA").

The Arbitration requirement does not limit the right of either party to (i) foreclose against real or personal property collateral; (ii) exercise self-help remedies relating to collateral or proceeds of collateral such as setoff or repossession; or (iii) obtain provisional ancillary remedies such as replevin, injunctive relief, attachment or the appointment of a receiver, before, during or after the pendency of any arbitration proceeding. This exclusion does not constitute a waiver of the right or obligation of either party to submit any dispute to arbitration, including those arising from the exercise of the actions detailed in sections (i), (ii) and (iii) of this paragraph.

Any arbitration proceeding will be before a single arbitrator selected according to the Commercial Arbitration Rules of the AAA. The arbitrator will be a neutral attorney who has practiced in the area of commercial law for a minimum of ten years. The arbitrator will determine whether or not an issue is arbitratable and will give effect to the statutes of limitation in determining any claim. Judgment upon the award rendered by the arbitrator may be entered in any court having jurisdiction.

     1. Motion Practice: In any arbitration proceeding the arbitrator will decide (by documents only or with a hearing at the arbitrator's discretion) any pre-hearing motions which are similar to motions to dismiss for failure to state a claim or motions for summary adjudication.

     2. Discovery: In any arbitration proceeding discovery will be permitted and will be governed by the Texas Rules of Civil Procedure. All discovery must be completed no later than 20 days before the hearing date and within 180 days of the commencement of arbitration proceedings. Any requests for an extension of the discovery periods, or any discovery disputes, will be subject to final determination by the arbitrator upon a showing that the request for discovery is essential for the party's presentation and that no alternative means for obtaining information is available.

     3. Payment of Arbitration Costs and Fees: The arbitrator shall award costs and expenses of the arbitration proceeding in accordance with the provisions of the loan agreement, promissory notes and/or other loan documents.

It is agreed that an extension, or extensions, may be made of the time of payment of all, or any part, of the indebtedness hereby secured, and that any part of the above described Property may be released for the liens hereby created without altering or affecting the priority of the said liens in favor of any junior encumbrancer, mortgagee or purchaser, or any person acquiring any interest in the Property herein conveyed, or any part thereof, it being the intention of the Parties hereto to preserve the liens hereby created on the Property herein described and all improvements thereon, and that may be hereafter constructed thereon, first and superior to any liens that may be placed on the Property, or that may be fixed, given or imposed by law on the Property after the execution of this instrument notwithstanding any such extension of the time of payment, or the release of a portion of the Property from said liens.

In the event any portion of the indebtedness herein described cannot be lawfully secured by the liens herein given and created upon the herein described Property, it is agreed that the first payments made on said indebtedness shall be applied to the discharge of that portion of said indebtedness.

Beneficiary shall be entitled to receive any and all sums which may become payable to Grantor for condemnation of the Property, or any part thereof, for public or quasi-public use, or by virtue of private sale in lieu thereof, and any sums which may be awarded or become payable to Grantor for damages caused by public works or construction on or near the Property. All such sums are hereby assigned to Beneficiary, who may, after deducting therefrom all expenses actually incurred, including attorney's fees, release same to Grantor or apply the same to the reduction of the indebtedness hereby secured, whether then matured or to mature in the future, or on any money obligation hereunder, as and in such manner as Beneficiary may elect. Beneficiary shall not be, in any event or circumstances, liable or responsible for failure to collect, or exercise diligence in the collection of, any such sums.

Nothing herein or in said Notes contained shall ever entitle Beneficiary, upon the arising of any contingency whatsoever, to receive or collect interest in excess of the highest rate allowed by the applicable law on the principal indebtedness hereby secured or on any money obligation hereunder and in no event shall Grantor be obligated to pay interest thereon in excess of such rate.

The failure of the Beneficiary to exercise its rights hereunder with respect to any one event or events of default by Grantor shall not act as a waiver thereof nor as a waiver of any subsequent act or acts of default by Grantor.

If, without the prior written consent of Beneficiary, which consent will not be unreasonably withheld, all or any part of the Property or an interest therein, or if a beneficial interest in the borrower (if borrower is not a natural person or persons, but is a corporation, partnership, trust or other legal entity) is sold, transferred, assigned or conveyed in any way (including a contract of sale or a contract of deed), or if the herein described Property is further mortgaged, pledged or encumbered, without Beneficiary's prior written consent, the Beneficiary may, at Beneficiary's option, declare all of the sums secured by this Deed of Trust to be immediately due and payable and exercise any and all of the rights, remedies and recourses provided herein or in any other document securing the indebtedness, and the exercise of such option may be made by Beneficiary at any time until the expiration of one (1) year after the receipt by Beneficiary of written notice of such sale, lease, other disposition, encumbrance or change in ownership. However, this option shall not be exercised by Beneficiary if exercise is prohibited by federal law as of the date of this security agreement.

                            ENVIRONMENTAL PROVISIONS

Grantor represents, warrants and covenants that Grantor will keep the property in substantially the same condition and in compliance with all laws, ordinances, rules and regulations, including all applicable environmental laws and regulations. Grantor covenants that Grantor will not dispose of or otherwise release onto the property any hazardous substance or solid waste as those terms are defined under any federal or state law and in the event of any spill on or contamination of the property, Grantor will promptly take all reasonable measures necessary to remedy the situation and restore the property to its condition prior to the contamination.

It is expressly understood and agreed that should Grantor, his heirs or assigns, fail to pay any other indebtedness, or any part thereof, principal or interest, as the same shall become due and payable after expiration of applicable cure periods, which may be secured by a prior lien or liens on the property herein described, the indebtedness hereby secured, at the option of the holder thereof, shall become due and payable.

This Deed of Trust shall be governed by and construed in accordance with applicable law. Since it is the intention of the parties hereto to strictly conform to the applicable usury laws, all agreements between Grantor and Beneficiary, whether now existing or hereafter arising and whether written or oral, are hereby expressly limited so that in no event, whether by reason of acceleration of maturity of the Notes or otherwise, shall the amount paid or agreed to be paid to the Lender for the use, forbearance or detention of money hereunder or otherwise exceed the maximum amount permissible under applicable law. If the applicable law is ever revised, repealed or judicially interpreted so as to render usurious any consideration called for, contracted for, charged, taken, reserved or received with respect to the Notes, the security documents, the loan evidenced by the Notes, or any other agreement between the parties or their affiliates, or if the fulfillment of any provision hereof or any notes, deed of trust, loan agreement, or other document, evidencing or securing the indebtedness evidenced hereby, at the time of performance of such provision shall be due, shall involve transcending the limit of validity prescribed by law, then ipso facto the obligation to be fulfilled shall be reduced to the limit of such validity; and if Lender shall ever receive anything of value deemed interest under applicable law which would exceed interest at the highest lawful rate, an amount equal to any excess of interest shall be applied to the reduction of the principal amount owing on the Notes or amounts owed pursuant to other loan documents and not to the payment of interest, or if such excess of interest exceeds the unpaid balance of principal of the Notes or amounts owed pursuant to other loan documents, such excess shall be refunded to the Grantor. All interest paid or agreed to be paid to Beneficiary shall, to the extent permitted by applicable law, be amortized, prorated, allocated, and spread throughout the full stated term (including any renewal or extension) of such indebtedness or until payment in full, whichever is longer, so that the amount of interest on account of such indebtedness does not exceed the maximum permitted by applicable law. The provision of this paragraph shall control all existing and future agreements between Grantor and Beneficiary.

Upon the occurrence and during the continuance of any Event of Default, Beneficiary is hereby authorized at any time and from time to time, without notice to Grantor (any such notice being expressly waived by Grantor), to set off and apply all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by the Beneficiary to or for the credit or the account of Grantor against any and all of the obligations of Grantor now or hereafter existing pursuant to the Loan Documents, irrespective of whether or not the Beneficiary agrees promptly to notify Grantor after any such setoff and application, provided that the failure to give such notice shall not affect the validity of such setoff and application or create any liability on the part of the Beneficiary. The rights of the Beneficiary under this section are in addition to other rights and remedies (including, without limitation, other rights of setoff) which the Beneficiary may have.

Grantor expressly represents that this Deed of Trust and the Notes hereby secured are given for and represent the sum of $150,000.00 and the sum of $50,000.00 advanced by Beneficiary to the Grantor herein, the payment of which is hereby secured, in payment of the purchase price of the Property, and this Deed of Trust is given as additional security for the payment of said indebtedness.

Since this loan is payable in full at maturity (as set forth in the Real Estate Lien Note), Grantor recognizes that it must repay the full remaining principal balance of the loan and any accrued but unpaid interest at that time. Grantor acknowledges and agrees that William J. Gallagher has not agreed to and has no duty to extend or modify the maturity of the Notes. While William J. Gallagher may agree to extend or modify the maturity of this loan or to make a new loan, he is under no obligation to do so. Grantor will, therefore, be required to make payable out of other assets that it owns or it will have to find a lender willing to lend it money. Grantor realizes that if it refinances this loan at maturity, it may have to pay some or all of the closing costs normally associated with a new loan even if this loan is obtained from William J. Gallagher.

The plural reference to any party shall include the singular and the singular reference to any party shall include the plural. All of the covenants and agreements herein undertaken to be performed by and the rights conferred upon the respective parties shall be binding upon and inure to the benefit of not only said parties respectively, but also their respective heirs, executors, administrators, grantees, successors and assigns.

THIS WRITTEN DEED OF TRUST REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENT OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

     EXECUTED this, the 23rd day of December, 1998.

                                          GRANTOR:

                                          HARVEST RESTAURANT GROUP, INC.

                                          By: /s/ William Gallagher
                                          Name: William Gallagher
                                          Title: CEO


                                 ACKNOWLEDGMENT

STATE OF TEXAS             ss.
                           ss.
COUNTY OF BEXAR            ss.

     This instrument was acknowledged before me on the 23rd day of December, 1998 by William J. Gallagher, Chief Executive Officer of Harvest Restaurant Group, Inc., a Texas corporation, on behalf of said corporation.


                                              /s/
                                              ----------------------------------
                                                 Notary Public, State of Texas

PLEASE RETURN TO:

William J. Gallagher
1250 NE Loop 410, Ste. 335
San Antonio, Texas 78209


PREPARED BY:

Robert A. Rosenthal, Esq.
Rosenberg, Tuggey, Agather
  Rosenthal & Rodriguez
A Professional Corporation
140 E. Houston St., 2nd Floor
San Antonio, Texas  78205

                                    EXHIBIT A

                              PROPERTY DESCRIPTION
                              --------------------

Lot 4, Block 1, New City Block 18829, Great Northwest, Unit 91-A, an addition to the City of San Antonio, Bexar County, Texas, according to the map or plat thereof, recorded in Volume 9516, Page 108, Deed and Plat Records of Bexar County, Texas.

                                    EXHIBIT D
                                    ---------



List of furniture located at the corporate offices of Harvest Restaurant Group, Inc. in San Antonio, Texas:

     1.   Pipe  clamped  desk with  chair,  located  in the  office  of  William
          Gallagher;

     2. Pipe clamped files and storage, located in the office of William Gallagher;

     3.   Pipe clamped conference table with deck chairs;

     4.   One desk with chair;

     5.   Bookcase;

     6.   Three file cabinets;

     7.   Harvest prints.